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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                        December 10, 1998
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        Date of Report (Date of earliest event reported)


             VASCO DATA SECURITY INTERNATIONAL, INC.
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     (Exact name of registrant as specified in its charter)


   Delaware                   0-24389             36-4169320
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(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)            Identification
Incorporation                                          No.)


  1901 South Meyers Road, Suite 210
      Oakbrook Terrace, Illinois                       60181
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 (Address of principal executive offices)            (Zip Code)


                           630-932-8844
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      Registrant's telephone number, including area code


                          Not applicable
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   Former name or former address, if changed since last report)

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Item 5.  Other Events.

     In a letter to stockholders dated December 8, 1998, the President of the Company reported on the Company's 1998 growth and development, results of operations and recent litigation.

Item 7.  Financial Statements and Exhibits.

Exhibits
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             99.1   Letter to Stockholders dated December 8,
1998.

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                    VASCO DATA SECURITY INTERNATIONAL, INC.

                    By:  /s/ T. KENDALL HUNT
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                         T. Kendall Hunt
                         President and Chief Executive Officer

Dated:    December 10, 1998
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                          EXHIBIT INDEX

Exhibit No.         Description                             Page
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    99.1    Letter to Stockholders dated December 8, 1998.